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                                                             EXHIBIT 23.1


                      INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Hills Stores Company on Form S-8 of our reports dated March 11, 1997, appearing in the Annual Report on Form 10-K of Hills Stores Company for the year ended February 1, 1997.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 21, 1997